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                                  Janus Fund 2

                       Supplement Dated December 1, 2000
                      to Prospectus Dated December 1, 2000

THIS INFORMATION SUPPLEMENTS THE PROSPECTUS. THIS SUPPLEMENT AND THE FUND'S PROSPECTUS TOGETHER CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST A CURRENT COPY OF THE PROSPECTUS, PLEASE CALL 1-800-525-3713.

Beginning December 1, 2000, you may place an order to purchase shares of Janus Fund 2 (the "Fund") at $10.00 per share during an initial offering period that runs through December 28, 2000 (the "Subscription Period"). You may order shares of the Fund through Janus Distributors, Inc., the distributor for the Fund (the "Distributor") or through Charles Schwab & Co., Inc. ("Schwab").

          1. You may order shares of the Fund directly from Janus during the Subscription Period through the Distributor. The Shareholder's Manual section in the Fund's Prospectus describes the purchase procedures the Distributor will follow during the Subscription Period. To place your order, please call a Janus Representative at 1-800-525-3713.

          2. You may order shares of the Fund indirectly through Schwab, which is soliciting orders to purchase shares of the Fund during the Subscription Period pursuant to a selected dealer agreement with the Distributor. The $10.00 per share purchase price for shares of the Fund ordered through Schwab will be paid from your Schwab brokerage account after close of business on Thursday, December 28, 2000. The money to cover your subscription order must be available in your Schwab account by the close of business on Friday, December 22, 2000, or Schwab may cancel your order. After the Subscription Period, Schwab will receive remuneration for record keeping and shareholder servicing of Fund shares purchased through Schwab and for other administrative services.

SUPJ2